Exhibit 21

ENTITY	JURISDICTION
Alliance Canada Marketing L.P.	Alberta
Alliance Canada Marketing LTD	Alberta
Arctic Fox Assets, Inc.	Delaware
Aspen Products Pipeline LLC	Delaware
Aux Sable Liquid Products Inc.	Delaware
Aux Sable Liquid Products LP	Delaware
Aux Sable Midstream LLC	Delaware
Bargath LLC	Delaware
Baton Rouge Fractionators LLC	Delaware
Baton Rouge Pipeline LLC	Delaware
Black Marlin Pipeline LLC	Texas
Carbon County UCG, Inc.	Delaware
Carbonate Trend Pipeline LLC	Delaware
Cardinal Operating Company, LLC	Delaware
Cardinal Pipeline Company, LLC	North Carolina
Catskills Express Pipeline Company LLC	Delaware
ChoiceSeat, L.L.C.	Delaware
Codorniz Parent, LLC	Delaware
Codorniz Pipeline Holding, LLC	Delaware
Constitution Pipeline Company LLC	Delaware
Discovery Gas Transmission LLC	Delaware
Discovery Producer Services LLC	Delaware
Distributed Power Solutions L.L.C.	Delaware
DMP New York, Inc.	New York
ESPAGAS USA, Inc.	Delaware
F T & T, Inc.	Delaware
Goebel Gathering Company, L.L.C.	Delaware
Gulf Liquids Holdings LLC	Delaware
Gulf Liquids New River Project LLC	Delaware
Gulf Star Deepwater Services, LLC	Delaware
Gulfstar One LLC	Delaware
Gulfstream Management & Operating Services, L.L.C.	Delaware
Gulfstream Natural Gas System, L.L.C.	Delaware
HI-BOL Pipeline LLC	Delaware
Inland Ports, Inc.	Tennessee
Laser Northeast Gathering Company, LLC	Delaware
Laurel Mountain Midstream Operating LLC	Delaware
Laurel Mountain Midstream, LLC	Delaware
Liberty Operating Company	Delaware
LNE Pipeline Corporation	New York
LNGC Development Company, LLC	Delaware

LNGC Holding, LLC	Delaware
Longhorn Enterprises of Texas, Inc.	Delaware
Mansfield Pipeline Holding, LLC	Delaware
MAPCO Alaska Inc.	Alaska
MAPCO LLC	Delaware
Marcellus Midstream Energy, LLC	Delaware
Marsh Resources, LLC	Delaware
Mid-Continent Fractionation and Storage, LLC	Delaware
Millennium Energy Fund, L.L.C.	Delaware
Northwest Land Company	Delaware
Northwest Pipeline GP	Delaware
Northwest Pipeline Services LLC	Delaware
Overland Pass Pipeline Company LLC	Delaware
Pacific Connector Gas Pipeline, LLC	Delaware
Pacific Connector Gas Pipeline, LP	Delaware
Parachute Pipeline LLC	Delaware
Parkco Two, L.L.C.	Oklahoma
Pecos Pipeline LLC	Delaware
Pine Needle LNG Company, LLC	North Carolina
Pine Needle Operating Company, LLC	Delaware
Rainbow Resources, Inc.	Colorado
Reserveco Inc.	Delaware
SPV, L.L.C.	Oklahoma
Tesuque Pipeline LLC	Delaware
TWC Holdings C.V.	Netherlands
The Williams Companies Foundation, Inc.	Oklahoma
The Williams Companies, International Holdings B.V.	Dutch BV
Thermogas Energy LLC	Delaware
Touchstar Energy Technologies, Inc.	Texas
TransCardinal Company, LLC	Delaware
TransCarolina LNG Company, LLC	Delaware
Transco Coal Gas Company	Delaware
Transco Energy Company, LLC	Delaware
Transco Exploration Company	Delaware
Transco Gas Company, LLC	Delaware
Transco Liberty Pipeline Company	Delaware
Transco P-S Company	Delaware
Transco Pipeline Services LLC	Delaware
Transco Resources, Inc.	Delaware
Transcontinental Gas Pipe Line Company, LLC	Delaware
Transeastern Gas Pipeline Company, Inc.	Delaware
Tulsa Williams Company	Delaware
WFS Liquids LLC	Delaware
WFS Pipeline LLC	Delaware
WFS Enterprises, LLC	Delaware
WFS Gathering Company, L.L.C.	Delaware

WGP Development, LLC	Delaware
WGP Enterprises, Inc.	Delaware
WGP Gulfstream Pipeline Company, L.L.C.	Delaware
WGP International Canada, Inc.	New Brunswick
WGPC Holdings LLC	Delaware
Wamsutter LLC	Delaware
WilPro Energy Services (El Furrial) Limited	Cayman Islands
WilPro Energy Services (Pigap II) Limited	Cayman Islands
Williams Acquisition Holding Company, Inc. (Del)	Delaware
Williams Acquisition Holding Company, Inc. (NJ)	New Jersey
Williams Acquisition Holding Company LLC	New Jersey
Williams Aircraft, Inc.	Delaware
Williams Alaska Petroleum, Inc.	Alaska
Williams Alliance Canada Marketing, Inc.	New Brunswick
Williams CV Holdings LLC	Delaware
Williams Discovery Pipeline, LLC	Delaware
Williams Distributed Power Services, Inc.	Delaware
Williams Energy Canada, Inc.	New Brunswick
Williams Energy Marketing & Trading Europe Ltd	England
Williams Energy Resources LLC	Delaware
Williams Energy Services, LLC	Delaware
Williams Energy Solutions LLC	Delaware
Williams Energy, L.L.C.	Delaware
Williams Equities, Inc.	Delaware
Williams Exploration Company	Delaware
Williams Express, Inc. (AK)	Alaska
Williams Express LLC	Delaware
Williams Fertilizer, Inc.	Delaware
Williams Field Services—Gulf Coast Company, L.P.	Delaware
Williams Field Services Company, LLC	Delaware
Williams Field Services Group, LLC	Delaware
Williams Flexible Generation, LLC	Delaware
Williams Four Corners LLC	Delaware
Williams GP LLC	Delaware
Williams Gas Marketing Services, LLC	Delaware
Williams Gas Pipeline Company, LLC	Delaware
Williams Gas Processing—Gulf Coast Company, L.P.	Delaware
Williams Global Energy (Cayman) Limited	Cayman Islands
Williams Global Holdings LLC	Delaware
Williams Gulf Coast Gathering Company, LLC	Delaware
Williams Headquarters Building Company	Delaware
Williams Holdings Limited	Barbados
Williams Indonesia, L.L.C.	Delaware
Williams Information Technology, Inc.	Delaware
Williams International (Bermuda) Limited	Bermuda
Williams International Company LLC	Delaware

Williams International El Furrial Limited	Cayman Islands
Williams International Investments (Cayman) Limited	Cayman Islands
Williams International Ltd Mexico, S. de R.L. de C.V	Mexico
Williams International Pigap Limited	Cayman Islands
Williams International Services Company	Nevada
Williams International Telecommunications Investments(Cayman) Limited	Cayman Islands
Williams International Venezuela Limited	Cayman Islands
Williams Laurel Mountain, LLC	Delaware
Williams Longhorn Holdings, LLC	Delaware
Williams Memphis Terminal, Inc.	Delaware
Williams Merchant Services Company, LLC	Delaware
Williams Merger Subsidiary, Inc.	Delaware
Williams Mid-South Pipelines, LLC	Delaware
Williams Midstream Natural Gas Liquids, Inc.	Delaware
Williams Midstream Services, LLC	Delaware
Williams Mobile Bay Producer Services, L.L.C.	Delaware
Williams Natural Gas Liquids LLC	Delaware
Williams New Soda, Inc.	Delaware
Williams Oil Gathering, L.L.C.	Delaware
Williams Olefins Feedstock Pipelines, L.L.C.	Delaware
Williams Olefins, L.L.C.	Delaware
Williams One-Call Services, Inc.	Delaware
Williams Pacific Connector Gas Operator, LLC	Delaware
Williams Pacific Connector Gas Pipeline, LLC	Delaware
Williams Partners Finance Corporation	Delaware
Williams Partners GP LLC	Delaware
Williams Partners Holdings LLC	Delaware
Williams Partners L.P.	Delaware
Williams Partners Operating LLC	Delaware
Williams PERK, LLC	Delaware
WILLIAMS PETROLEOS ESPAÑA, S.L.	Spain
Williams Petroleum Pipeline Systems, Inc.	Delaware
Williams Petroleum Services, LLC	Delaware
Williams Pipeline GP LLC	Delaware
Williams Pipeline Operating LLC	Delaware
Williams Pipeline Partners Holdings LLC	Delaware
Williams Pipeline Partners L.P.	Delaware
Williams Pipeline Services LLC	Delaware
Williams Production Services, LLC	Delaware
Williams Production—Gulf Coast Company, L.P.	Delaware
Williams Refining & Marketing, L.L.C.	Delaware
Williams Relocation Management, Inc.	Delaware
Williams Resource Center, L.L.C.	Delaware
Williams Soda Holdings, LLC	Delaware
Williams Sodium Products Company	Delaware
Williams Strategic Sourcing Company	Delaware
Williams TravelCenters, Inc.	Delaware
Williams Uinta Gathering, LLC	Delaware
Williams Underground Gas Storage Company	Delaware
Williams WPC—I, Inc.	Delaware
Williams WPC—II, Inc.	Delaware
Williams WPC International Company	Delaware
Williams Western Holding Company, Inc.	Delaware